GREAT-WEST FUNDS, INC.
Great-West SecureFoundation® Balanced ETF Fund
Class A Ticker: SFBPX
(the “Fund”)
Supplement dated May 12, 2014 to the Prospectus and Summary Prospectus for the
Fund, each dated May 1, 2014
Effective immediately, the table titled “Average Annual Total Returns for the Periods Ended December 31, 2013” in the Prospectus and Summary Prospectus for the Fund is hereby deleted in its entirety and replaced with the following table titled “Average Annual Total Returns for the Periods Ended December 31, 2013.”

Average Annual Total Returns for the Periods Ended December 31, 2013

	One Year	Since Inception (1/23/2012)
Class A before taxes	9.74%	9.65%
Class A after taxes on distributions[1]	9.27%	9.15%
Class A after taxes on distributions and sale of fund shares[1]	6.28%	7.54%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	33.06%	22.03%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	1.13%
Composite Index (reflects no deduction for fees, expenses or taxes)	16.99%	13.16%
1 After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or an individual retirement account (IRA).

This Supplement must be accompanied by or read in conjunction with the current
Prospectus and Summary Prospectus, each dated May 1, 2014.

Please keep this Supplement for future reference.